                                                          EXHIBIT

            This Note is a Depositary Note within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or nominee of a Depositary. This Note is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any nominee of the Depositary to a successor Depositary or a nominee of such successor Depositary) may be registered except in such limited circumstances.

            Unless this certificate is presented by an authorized representative of The Depositary Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depositary Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED NO. FXR                          REGISTERED
                                            PRINCIPAL AMOUNT:
                                            U.S. $

            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

                                CFC INTERNOTES(R)

                                   (FIXED RATE)                      CUSIP NO.

ORIGINAL ISSUE DATE:                  STATED MATURITY DATE:

INTEREST RATE:

REDEMPTION DATE(S):                   REDEMPTION PERIOD(S) AND PRICE(S):

REPAYMENT DATE(S):                    REPAYMENT PRICE(S):

SURVIVOR'S OPTION:                    OTHER PROVISIONS:

AMORTIZING NOTE:

  [ ] YES  [ ] NO

DEFAULT RATE:           (ONLY APPLICABLE IF NOTE IS ISSUED AT ORIGINAL ISSUE
                           DISCOUNT)

OID DEFAULT AMOUNT:     (ONLY APPLICABLE IF NOTE IS ISSUED AT ORIGINAL ISSUE
                           DISCOUNT)

AMORTIZATION SCHEDULE:

            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a District of Columbia cooperative association (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to

, or registered assigns, the principal sum of

                                                            U.S. DOLLARS, on the
Stated Maturity Date set forth above, and to pay interest thereon at the times, in the amounts and to the persons specified in this Note. Payment of the principal of (and premium, if any) and interest on this Note shall be made by wire transfer to the account designated by the Depositary. The Company has initially designated U.S. Bank Trust National Association acting through its office in the Borough of Manhattan, The City of New York, as its Paying Agent for the Securities.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

            Reference herein to "this Note", "herein" and comparable terms shall include the terms specified on the face and reverse hereof as well as an Addendum hereto (if an Addendum is specified above).

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                        NATIONAL RURAL UTILITIES COOPERATIVE
                                         FINANCE CORPORATION,

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION                        By___________________________________
                                          Governor

This is one of the Securities
of the series designated therein
issued under the within-mentioned
Indenture.

Dated:                                  ___________________________________
                                          Assistant Secretary-Treasurer

U.S. Bank Trust National
Association, as Trustee

                                       Attest _______________________________
                                              Assistant Secretary-Treasurer

By ___________________________
      Authorized Signatory

                                [REVERSE OF NOTE]

            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

                                CFC INTERNOTES(R)

                                  (FIXED RATE)

            This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture dated as of December 15, 1987, as supplemented by a First Supplemental Indenture dated as of October 1, 1990 (the Indenture as so supplemented being herein called the "Indenture"), between the Company and U.S. Bank Trust National Association, as successor Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, which series is unlimited in aggregate principal amount.

            Each Note of this series shall be dated the date of its authentication by the Trustee. Each Note of this series shall also bear an Original Issue Date, as specified on the face hereof, and such Original Issue Date shall remain the same for all Securities subsequently issued upon transfer, exchange or substitution of such original Note (or such subsequently issued Securities) regardless of their dates of authentication.

SURVIVOR'S OPTION

            If the Survivor's Option is applicable to this Note, the Representative (defined below) of a deceased beneficial owner of this Note shall be entitled to repayment of this Note following the death of the beneficial owner (a "Survivor's Option"). Unless specifically provided on the face of this Note, the Survivor's Option may not be exercised unless the Note was acquired by the beneficial owner at least six months prior to such election.

            If the Survivor's Option is applicable to this Note, upon the valid exercise of the Survivor's Option, the Company shall repay the Note (or portion thereof), properly tendered for repayment by or on behalf of the person (the "Representative") that has authority to act on behalf of the deceased, beneficial owner of a Note under the laws of the appropriate jurisdiction (including, without limitation, the personal representative or executor of the deceased beneficial owner or the surviving joint owner with the deceased beneficial owner) at a price equal to 100% of the principal amount of the deceased beneficial owner's beneficial interest in such Note plus accrued and unpaid interest to the date of such repayment, subject to the following limitations:

            (a) The Company may, in its sole discretion, limit the aggregate principal amount of Notes as to which exercises of the Survivor's Option shall be accepted by the Company from all Representatives of deceased beneficial owners in any calendar year (the "Annual Put Limitation") to an amount equal to the greater of $2,000,000 or 2% of the Outstanding principal amount of all Notes issued under the Indenture as of the end of the most recent calendar year, or such greater amount as the Company in its sole discretion may determine for any calendar year, and may limit the aggregate principal amount of Notes as to which exercises of the Survivor's Option shall be accepted by the Company from the Representative of any individual deceased beneficial owner of Notes in any calendar year to $250,000, or such greater amount as the Company in its sole discretion may determine for any calendar year (the "Individual Put Limitation").

            (b) The Company shall not make principal repayments pursuant to exercises of the Survivor's Option in amounts that are less than $1,000, and the principal amount of this Note Outstanding after repayment pursuant to exercise of the Survivor's Option must be at least $1,000. If, however, the original principal amount of this Note was less than $1,000, the representative deceased beneficial owner of this Note may exercise the Survivor's Option, but only for the full principal amount of this Note.

            (c) This Note (or portion thereof) tendered pursuant to a valid exercise of the Survivor's Option may not be withdrawn.

            This Note (or portion hereof) that is tendered pursuant to valid exercise of the Survivor's Option shall be accepted in the order that it was received by the Trustee, unless acceptance would contravene (i) the Annual Put Limitation, if applied, or (ii) the Individual Put Limitation, if applied, with respect to the relevant individual deceased beneficial owner. If, as of the end of any calendar year, the aggregate principal amount of Notes (or portions hereof) that have been tendered pursuant to the valid exercise of the Survivor's Option during such year has exceeded either the Annual Put Limitation, if applied, or the Individual Put Limitation, if applied, for such year, any exercise(s) of the Survivor's Option with respect to Notes (or portions thereof) not accepted during such calendar year because such acceptance would have contravened either such limitation, if applied, shall be deemed to be tendered in the following calendar year in the order all such Notes (or portions hereof) were originally tendered. If this Note (or portion thereof) is accepted for repayment pursuant to exercise of the Survivor's Option, it shall be repaid on the first interest payment date that occurs 20 or more calendar days after the date of such acceptance. In the event that this Note (or any portion hereof) tendered for repayment or repurchase pursuant to valid exercise of the Survivor's Option is not accepted, the Trustee shall deliver a notice by first-class mail to the registered holder hereof, at its last known address as indicated in the Note Register, that states the reason this Note (or portion hereof) has not been accepted for payment.

            In order for a Survivor's Option to be validly exercised with respect to this Note (or portion thereof), the Trustee must receive from the Representative (i) a written request for repayment signed by the Representative, and such signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, (ii) tender of this Note (or portion thereof) to be repaid, (iii) appropriate evidence satisfactory to the Trustee that (A) the deceased was the beneficial owner of this Note at the time of death and the interest in this Note was acquired by the deceased beneficial owner or his or her estate at least six months prior to the request for repayment, (B) the death of such beneficial owner has occurred, and the date of such death, and (C) the Representative has authority to act on behalf of the deceased beneficial owner, (iv) if applicable, a properly executed assignment or endorsement, (v) if the beneficial ownership interest in this Note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the Trustee from such nominee attesting to the deceased's beneficial ownership of this Note, (vi) tax waivers and such other instruments or documents that the Trustee reasonably requires in order to establish the validity of the beneficial ownership of this Note and the claimant's entitlement to payment and (vii) any additional information the Trustee requires to evidence satisfaction of any conditions to the exercise of such Survivor's Option or to document beneficial ownership or authority to make the election and to cause the repayment of this Note. Subject to the Corporation's right hereunder to limit the aggregate principal amount of Notes as to which exercises of the Survivor's Option shall be accepted in any one calendar year, all questions as to the eligibility or validity of any exercise of the Survivor's Option shall be determined by the Trustee, in its sole discretion, which determination shall be final and binding on all parties.

            The death of a person holding a beneficial ownership interest in this Note as a joint tenant or tenant by the entirety with another person, or as a tenant in common with the deceased holder's spouse, shall be deemed the death of the beneficial owner of this Note, and the entire principal amount of this Note so held shall be subject to repayment. However, the death of a person holding a beneficial ownership interest in this Note as tenant in common with a person other than such deceased holder's spouse shall be deemed the death of a beneficial owner only with respect to the deceased person's interest in this Note and only the deceased beneficial owner's percentage interest in the principal amount of this Note shall be subject to repayment. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in this Note shall be deemed the death of the beneficial owner of this Note for purposes of this provision, regardless of whether such beneficial owner was the registered holder of this Note, if such beneficial ownership interest can be established to the satisfaction of the Trustee. Such beneficial ownership interest shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers to Minors Act or Uniform Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife. In addition, the beneficial ownership interest shall be deemed to exist in custodial and trust arrangements where one person has all of the beneficial ownership interest in this Note during his or her lifetime.

            For purposes of the Survivor's Option, a person shall be deemed to have had a "beneficial ownership interest" in this Note if such person or such person's estate had the right, immediately prior to such person's death, to receive the proceeds from the disposition of this Note, as well as the right to receive payment of the principal of this Note.

            If this is a Global Note, the Depositary or its nominee shall be the only entity that can exercise the Survivor's Option for such Note. To obtain repayment pursuant to exercise of the Survivor's Option with respect to this Note, the Representative must provide to the broker or other entity through which the beneficial interest in this Note is held by the deceased beneficial owner (i) the documents described in the second preceding paragraph and (ii) instructions to such broker or other entity to notify the Depositary of such Representative's desire to obtain repayment pursuant to exercise of the Survivor's Option. Such broker or other entity must provide to the Trustee (i) the documents received from the Representative referred to in clause (i) of the preceding sentence and (ii) a certificate satisfactory to the Trustee from such broker or other entity stating that it represents the deceased beneficial owner. Such broker or other entity shall be responsible for disbursing any payments it receives pursuant to exercise of the Survivor's Option to the appropriate Representative.

REDEMPTION

            This Note will not be convertible or subject to any sinking fund and, except as set forth in the following paragraph, will not be subject to redemption at the option of the Company or subject to repayment at the option of the Holder hereof prior to the Stated Maturity Date.

            Unless one or more Redemption Dates are specified on the face hereof, this Note shall not be redeemable at the option of the Company before the Stated Maturity Date specified on the face hereof. If one or more Redemption Dates (or ranges of Redemption Dates) are so specified, this Note is subject to redemption on any such date (or during any such range) at the option of the Company, upon notice by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date specified in such notice, at the applicable Redemption Price specified on the face hereof (expressed as a percentage of the principal amount of this Note), together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity Date is prior to the Redemption Date shall be payable to the Holder of this Note, or one or more Predecessor Securities, of record at the close of business on the relevant Regular or Special Record Dates, all as provided in the Indenture. The Company may elect to redeem less than the entire principal amount hereof, provided that the principal amount, if any, of this Note that remains outstanding after such redemption is an Authorized Denomination as defined herein. In the event of any redemption in part, the Company shall not be required to (i) issue, register the transfer of, or exchange any Note during a period of 15 days next preceding the day of the first mailing of the notice of redemption of Securities selected for redemption or (ii) register the transfer or exchange of any Note, or any portion thereof, called for redemption, except the unredeemed portion of any Note being redeemed in part.

REPAYMENT

            Unless one or more Repayment Dates is specified above, this Note shall not be repayable at the option of the Holder on any date prior to the Stated Maturity specified above. If one or more Repayment Dates (or ranges of Repayment Dates) are so specified, this Note is subject to repayment on any such date (or during any such range) at the option of the Holder at a price equal to 100% of the principal amount hereof or, if this Note is a Discounted Note (as specified on the face hereof), the applicable Repayment Price specified on the face hereof (expressed as a percentage of the principal amount of this Note), together in the case of any such repayment with accrued interest to the Repayment Date, but interest installments whose Stated Maturity is prior to the Repayment Date shall be payable to the Holder of this Note, or one or more Predecessor Securities, of record at the close of business on the relevant Regular or Special Record Dates, all as provided in the Indenture. For this Note to be repaid at the option of the Holder, the Paying Agent must receive at least 30 days but not more than 60 days prior to the Repayment Date on which this Note is to be repaid, (a) appropriate wire transfer instructions and (b) either (i) this Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of this Note, the principal amount of this Note, the portion of principal amount of this Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the duly completed form entitled "Option to Elect Repayment" on this Note, shall be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter, provided, however, that such Note and form duly completed is received by the Paying Agent by such fifth Business Day. Exercise of the repayment option by the Holder shall be irrevocable. The repayment option with respect to this Note may be exercised by the Holder for less than the entire principal amount hereof, provided that the principal amount, if any, of this Note that remains outstanding after such repayment must be an authorized denomination as defined herein. The Company shall not be required to register the transfer or exchange of any Note following the receipt of a notice to repay a Note as described above. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repayment shall be determined by the Trustee, whose determination shall be final, binding and non-appealable.

            In the event of redemption or repayment of this Note in part only, a new Note or Securities of this series and of like tenor and for a principal amount equal to the unredeemed or unrepaid portion shall be delivered to the registered Holder upon the cancellation hereof.

            If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all of the principal amount of this Note is payable prior to the Stated Maturity Date in accordance with a schedule or by application of a formula.

INTEREST

            This Note shall accrue interest from its date of original issuance until its stated maturity or earlier redemption or repayment at the rate specified above. Unless the applicable pricing supplement specifies otherwise, interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months. The interest rate on the Note shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States Law of general application. Interest payments on this Note shall include the amount of interest accrued from and including the last interest payment date to which interest has been paid, or from and including the date of original issuance if no interest has been paid with respect to this Note, to, but excluding, the applicable interest payment date, stated maturity date or date of earlier redemption or repayment, as the case may be. If the stated maturity date, date of earlier redemption or repayment or interest payment date for any fixed rate note is not a Business Day, principal and interest for the note shall be paid on the next Business Day, and no interest shall accrue on the amount payable from, and after, the stated maturity date, date of earlier redemption or repayment or interest payment date.

            Interest on this Note shall be payable beginning on the first interest payment date after its date of original issuance to holders of record on the corresponding Regular Record Date.

PAYMENT OF INTEREST

      Unless otherwise specified above, interest on this Note shall be paid as follows:

      INTEREST PAYMENT FREQUENCY                         INTEREST PAYMENT DATES
Monthly..........................          Fifteenth day of each calendar month, beginning in
                                           the first calendar month following the month this
                                           Note was issued.

Quarterly........................          Fifteenth day of every third month, beginning in the
                                           third calendar month following the month this Note
                                           was issued.

Semi-annually....................          Fifteenth day of every sixth month, beginning in the
                                           sixth calendar month following the month this Note
                                           was issued.

Annually.........................          Fifteenth day of every twelfth month, beginning in
                                           the twelfth calendar month following the month this
                                           Note was issued.

            Unless otherwise specified above, the Regular Record Date for any interest payment date shall be the first day of the calendar month in which the interest payment date occurs, except that the Regular Record Date for interest due on this Note's stated maturity date or date of earlier redemption or repayment shall be that particular date. If any interest payment date other than the maturity date falls on a day that is not a Business Day, such interest payment date shall be postponed to the following Business Day. If the maturity date falls on a day that is not a Business Day, the related payment of principal, premium, if any, and interest shall be made on the next Business Day as if it were made on the date that payment was due, and no interest shall accrue for the period from that maturity date to the date of payment.

            Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

            As used herein, "Business Day" means any day that is neither a Saturday or Sunday, nor a legal holiday nor a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

OTHER MATTERS

            The Company at its option, subject to the terms and conditions provided in the Indenture, (a) shall be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture after the Company deposits with the Trustee (or, in certain circumstances, 91 days after the Company deposits with the Trustee), pursuant to an escrow trust agreement, money or U.S. Government Obligations, or a combination of money and U.S. Government Obligations, which through the payment of interest thereon and principal thereof in accordance with their terms shall provide money in an amount sufficient to pay all the principal of, and interest on, the Notes on the dates such payments are due in the currency, currencies or currency unit or units, in which such Notes are payable and in accordance with the terms of the Securities.

            If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (acting as one class). The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (acting as one class), on behalf of the Holders of all Securities of each such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture also provides that, regarding the Securities of any series, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series may waive certain past defaults and their consequences on behalf of the Holders of all Securities of such series. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series shall have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as Trustee, the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or interest on this Note on or after the respective due dates expressed herein.

            No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency as may be designated by the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor and terms, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

            The Notes of this series are issuable only in registered form, without coupons, in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor and terms of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

            All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common            UNIF GIFT MIN Act ____Custodian____
TEN ENT  - as tenants by the entireties                     (cust)       (Minor)
JT TEN   - as joint tenants with right             Under Uniform Gifts to
           of survivorship and not as              Minors Act__________________
           tenants in common                                      (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assigns and transfer(s) unto

Please insert social security
or other identifying number
of assignee
__________________________________

_______________________________________________________________________________
PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_______________________________________________________________________________
_______________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing_____________________________________________________Attorney to
transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:___________________                   ____________________________________
                                                      Signature
                                            (The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of the
                                            within instrument in every
                                            particular, without alteration or
                                            enlargement or any change whatever.)

                            OPTION TO ELECT REPAYMENT

TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE AT THE OPTION OF THE HOLDER AND THE HOLDER ELECTS TO EXERCISE SUCH RIGHTS

            The undersigned hereby irrevocably requests and instructs the Company to repay the attached Note (or portion thereof specified below) pursuant to its terms at a price equal to 100% of the principal amount thereof together in the case of any such repayment with interest to the repayment date, to the undersigned at ____________________________.

            For the Note to be repaid at the option of the Holder, the Paying Agent must receive at its corporate trust office, at least 30 days but not more than 60 days prior to the repayment date on which the Note is to be repaid, (i) the Note together with this "Option to Elect Repayment" form duly completed or
(ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of the Note, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note, together with this duly completed form entitled "Option to Elect Repayment" on the reverse of the Note, shall be received by the Paying Agent not later than the third Business Day after the date of such telegram, telex, facsimile transmission or letter, provided, however, that such telegram, telex, facsimile transmission or letter shall be effective only if the Note with such form duly completed are received by the paying agent by such third Business Day.

            If less than the entire principal amount of the attached Note is to be repaid, specify the portion thereof which the Holder elects to have repaid:
____________________; and specify the denomination or denominations (which shall be an Authorized Denomination) of the Note or Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any specification, one such Note shall be issued for the portion not being repaid):
______________________.

Dated:_______________________               ______________________________
                                                  NOTICE: The signature to this
                                                  Option to Elect Repayment must
                                                  correspond with the name as
                                                  written upon the face of the
                                                  within instrument in every
                                                  particular, without alteration
                                                  or enlargement or any change
                                                  whatsoever.

            This Note is a Depositary Note within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or nominee of a Depositary. This Note is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any nominee of the Depositary to a successor Depositary or a nominee of such successor Depositary) may be registered except in such limited circumstances.

            Unless this certificate is presented by an authorized representative of The Depositary Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depositary Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED NO. FLR                                     REGISTERED
                                                       PRINCIPAL AMOUNT:
                                                       U.S. $

            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

                                CFC INTERNOTES(R)

                                 (FLOATING RATE)                      CUSIP NO.

ORIGINAL ISSUE DATE:             INITIAL INTEREST RATE:
STATED MATURITY DATE:
CALCULATION AGENT:               INDEX MATURITY:            SPREAD: +/-
                                 ___ 1 MONTH
                                 ___ 3 MONTHS               SPREAD MULTIPLIER:
                                 ___ 6 MONTHS
                                 ___ 1 YEAR
                                 ___ OTHER

INTEREST RATE BASIS;

COMMERCIAL PAPER RATE__________                       PRIME RATE_________

FED FUNDS RATE_________                               CD RATE__________

TREASURY RATE_________

LIBOR RATE___________

        -  REUTERS  __________

        -  TELERATE___________

CMT RATE__________

        -  TELERATE PAGE 501__________
        -  TELERATE PAGE 502__________
                  + WEEKLY____________
                  + MONTHLY___________

MAXIMUM INTEREST RATE:      %        INTEREST PAYMENT PERIOD:________________

MINIMUM INTEREST RATE:      %        INTEREST RATE RESET PERIOD:_____________

REGULAR RECORD DATE(S):              INTEREST RESET DATE(S):

INTEREST PAYMENT DATE(S):            INTEREST DETERMINATION DATE(S):

REDEMPTION DATE(S):                  STATED MATURITY DATE:

REPAYMENT DATE(S):                   CALCULATION DATE:

SURVIVOR'S OPTION _______            REDEMPTION PERIOD(S) AND PRICE(S):

OTHER PROVISIONS:                    REPAYMENT PRICE(S):

AMORTIZING NOTE:

  [ ] YES  [ ] NO

DEFAULT RATE:                        (ONLY APPLICABLE IF NOTE IS ISSUED AT
                                         ORIGINAL ISSUE DISCOUNT)

OID DEFAULT AMOUNT:                 (ONLY APPLICABLE IF NOTE IS ISSUED AT
                                         ORIGINAL ISSUE DISCOUNT)

AMORTIZATION SCHEDULE:

            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a District of Columbia cooperative association (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. as nominee for The Depositary Trust Company, or registered assigns, the principal sum of

                                                            U.S. DOLLARS, on the
Stated Maturity Date set forth above, and to pay interest thereon at the times, in the amounts and to the persons specified in this Note. Payment of the principal of (and premium, if any) and interest on this Note shall be made by wire transfer to the account designated by the Depositary. The Company has initially designated U.S. Bank Trust National Association acting through its office in the Borough of Manhattan, The City of New York, as its Paying Agent for the Securities.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

            Reference herein to "this Note", "herein" and comparable terms shall include the terms specified on the face and reverse hereof as well as an Addendum hereto (if an Addendum is specified above).

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                           NATIONAL RURAL UTILITIES COOPERATIVE
                                             FINANCE CORPORATION,

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION                           By___________________________________
                                            Governor
This is one of the Notes of the
series designated therein issued
under the within-mentioned Indenture.

Dated:                                   ___________________________________
                                           Assistant Secretary-Treasurer
U.S. Bank Trust National Association,
 as Trustee

                                         Attest _______________________________
                                                Assistant Secretary-Treasurer

By ___________________________
      Authorized Signatory

                                [REVERSE OF NOTE]

            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

                                CFC INTERNOTES(R)

                                 (FLOATING RATE)

            This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture dated as of December 15, 1987, as supplemented by a First Supplemental Indenture dated as of October 1, 1990 (the Indenture as so supplemented being herein called the "Indenture"), between the Company and U.S. Bank Trust National Association, as successor Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, which series is unlimited in aggregate principal amount.

            Each Note of this series shall be dated the date of its authentication by the Trustee. Each Note of this series shall also bear an Original Issue Date, as specified on the face hereof, and such Original Issue Date shall remain the same for all Securities subsequently issued upon transfer, exchange or substitution of such original Note (or such subsequently issued Securities) regardless of their dates of authentication.

SURVIVOR'S OPTION

            If the Survivor's Option is applicable to this Note, the Representative (defined below) of a deceased beneficial owner of this Note shall be entitled to repayment of this Note following the death of the beneficial owner (a "Survivor's Option"). Unless specifically provided on the face of this Note, the Survivor's Option may not be exercised unless the Note was acquired by the beneficial owner at least six months prior to such election.

            If the Survivor's Option is applicable to this Note, upon the valid exercise of the Survivor's Option, the Company shall repay the Note (or portion thereof), properly tendered for repayment by or on behalf of the person (the "Representative") that has authority to act on behalf of the deceased, beneficial owner of a Note under the laws of the appropriate jurisdiction (including, without limitation, the personal representative or executor of the deceased beneficial owner or the surviving joint owner with the deceased beneficial owner) at a price equal to 100% of the amortized principal amount of the deceased beneficial owner's beneficial interest in such Note plus accrued and unpaid interest to the date of such repayment, subject to the following limitations:

            (a) The Company may, in its sole discretion, limit the aggregate principal amount of Notes as to which exercises of the Survivor's Option shall be accepted by the Company from all Representatives of deceased beneficial owners in any calendar year (the "Annual Put Limitation") to an amount equal to the greater of $2,000,000 or 2% of the Outstanding principal amount of all Notes issued under the Indenture as of the end of the most recent calendar year, or such greater amount as the Company in its sole discretion may determine for any calendar year, and may limit the aggregate principal amount of Notes as to which exercises of the Survivor's Option shall be accepted by the Company from the Representative of any individual deceased beneficial owner of Notes in any calendar year to $250,000, or such greater amount as the Company in its sole discretion may determine for any calendar year (the "Individual Put Limitation").

            (b) The Company shall not make principal repayments pursuant to exercises of the Survivor's Option in amounts that are less than $1,000 or multiples of $1,000, and the principal amount of this Note Outstanding after repayment pursuant to exercise of the Survivor's Option must be at least $1,000.

            (c) This Note (or portion thereof) tendered pursuant to a valid exercise of the Survivor's Option may not be withdrawn.

            This Note (or portion hereof) that is tendered pursuant to valid exercise of the Survivor's Option shall be accepted in the order that it was received by the Trustee, unless acceptance would contravene (i) the Annual Put Limitation, if applied, or (ii) the Individual Put Limitation, if applied, with respect to the relevant individual deceased beneficial owner. If, as of the end of any calendar year, the aggregate principal amount of Notes (or portions hereof) that have been tendered pursuant to the valid exercise of the Survivor's Option during such year has exceeded either the Annual Put Limitation, if applied, or the Individual Put Limitation, if applied, for such year, any exercise(s) of the Survivor's Option with respect to Notes (or portions thereof) not accepted during such calendar year because such acceptance would have contravened either such limitation, if applied, shall be deemed to be tendered in the following calendar year in the order all such Notes (or portions hereof) were originally tendered. If this Note (or portion thereof) is accepted for repayment pursuant to exercise of the Survivor's Option, it shall be repaid on the first interest payment date that occurs 20 or more calendar days after the date of such acceptance. In the event that this Note (or any portion hereof) tendered for repayment or repurchase pursuant to valid exercise of the Survivor's Option is not accepted, the Trustee shall deliver a notice by first-class mail to the registered holder hereof, at its last known address as indicated in the Note Register, that states the reason this Note (or portion hereof) has not been accepted for payment.

            In order for a Survivor's Option to be validly exercised with respect to this Note (or portion thereof), the Trustee must receive from the Representative (i) a written request for repayment signed by the Representative, and such signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, (ii) tender of this Note (or portion thereof) to be repaid, (iii) appropriate evidence satisfactory to the Trustee that (A) the deceased was the beneficial owner of this Note at the time of death and the interest in this Note was acquired by the deceased beneficial owner or his or her estate at least six months prior to the request for repayment, (B) the death of such beneficial owner has occurred, and the date of such death, and (C) the Representative has authority to act on behalf of the deceased beneficial owner, (iv) if applicable, a properly executed assignment or endorsement, (v) if the beneficial ownership interest in this Note is held by a nominee of the deceased beneficial owner, a certificate satisfactory to the Trustee from such nominee attesting to the deceased's beneficial ownership of this Note, (vi) tax waivers and such other instruments or documents that the Trustee reasonably requires in order to establish the validity of the beneficial ownership of this Note and the claimant's entitlement to payment and (vii) any additional information the Trustee requires to evidence satisfaction of any conditions to the exercise of such Survivor's Option or to document beneficial ownership or authority to make the election and to cause the repayment of this Note. Subject to the Corporation's right hereunder to limit the aggregate principal amount of Notes as to which exercises of the Survivor's Option shall be accepted in any one calendar year, all questions as to the eligibility or validity of any exercise of the Survivor's Option shall be determined by the Trustee, in its sole discretion, which determination shall be final and binding on all parties.

            The death of a person holding a beneficial ownership interest in this Note as a joint tenant or tenant by the entirety with another person, or as a tenant in common with the deceased holder's spouse, shall be deemed the death of the beneficial owner of this Note, and the entire principal amount of this Note so held shall be subject to repayment. However, the death of a person holding a beneficial ownership interest in this Note as tenant in common with a person other than such deceased holder's spouse shall be deemed the death of a beneficial owner only with respect to the deceased person's interest in this Note and only the deceased beneficial owner's percentage interest in the principal amount of this Note shall be subject to repayment. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in this Note shall be deemed the death of the beneficial owner of this Note for purposes of this provision, regardless of whether such beneficial owner was the registered holder of this Note, if such beneficial ownership interest can be established to the satisfaction of the Company and the Trustee. Such beneficial ownership interest shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers to Minors Act or Uniform Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife. In addition, the beneficial ownership interest shall be deemed to exist in custodial and trust arrangements where one person has all of the beneficial ownership interest in this Note during his or her lifetime.

            For purposes of the Survivor's Option, a person shall be deemed to have had a "beneficial ownership interest" in this Note if such person or such person's estate had the right, immediately prior to such person's death, to receive the proceeds from the disposition of this Note, as well as the right to receive payment of the principal of this Note.

            If this is a Global Note, the Depositary or its nominee shall be the only entity that can exercise the Survivor's Option for such Note. To obtain repayment pursuant to exercise of the Survivor's Option with respect to this Note, the Representative must provide to the broker or other entity through which the beneficial interest in this Note is held by the deceased beneficial owner (i) the documents described in the third preceding paragraph and (ii) instructions to such broker or other entity to notify the Depositary of such Representative's desire to obtain repayment pursuant to exercise of the Survivor's Option. Such broker or other entity must provide to the Trustee (i) the documents received from the Representative referred to in clause (i) of the preceding sentence and (ii) a certificate satisfactory to the Trustee from such broker or other entity stating that it represents the deceased beneficial owner. Such broker or other entity shall be responsible for disbursing any payments it receives pursuant to exercise of the Survivor's Option to the appropriate Representative.

REDEMPTION

            This Note will not be convertible or subject to any sinking fund and, except as set forth in the following paragraph, will not be subject to redemption at the option of the Company or subject to repayment at the option of the Holder hereof prior to the Stated Maturity Date.

            Unless one or more Redemption Dates are specified on the face hereof, this Note shall not be redeemable at the option of the Company before the Stated Maturity Date specified on the face hereof. If one or more Redemption Dates (or ranges of Redemption Dates) are so specified, this Note is subject to redemption on any such date (or during any such range) at the option of the Company, upon notice by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date specified in such notice, at the applicable Redemption Price specified on the face hereof (expressed as a percentage of the principal amount of this Note), together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity Date is prior to the Redemption Date shall be payable to the Holder of this Note, or one or more Predecessor Securities, of record at the close of business on the relevant Regular or Special Record Dates, all as provided in the Indenture. The Company may elect to redeem less than the entire principal amount hereof, provided that the principal amount, if any, of this Note that remains outstanding after such redemption is an Authorized Denomination as defined herein. In the event of any redemption in part, the Company shall not be required to (i) issue, register the transfer of, or exchange any Note during a period of 15 days next preceding the day of the first mailing of the notice of redemption of Securities selected for redemption or (ii) register the transfer or exchange of any Note, or any portion thereof, called for redemption, except the unredeemed portion of any Note being redeemed in part.

REPAYMENT

            Unless one or more Repayment Dates is specified above, this Note shall not be repayable at the option of the Holder on any date prior to the Stated Maturity specified above. If one or more Repayment Dates (or ranges of Repayment Dates) are so specified, this Note is subject to repayment on any such date (or during any such range) at the option of the Holder at a price equal to 100% of the principal amount hereof or, if this Note is a Discounted Note (as specified on the face hereof), the applicable Repayment Price specified on the face hereof (expressed as a percentage of the principal amount of this Note), together in the case of any such repayment with accrued interest to the Repayment Date, but interest installments whose Stated Maturity is prior to the Repayment Date shall be payable to the Holder of this Note, or one or more Predecessor Securities, of record at the close of business on the relevant Regular or Special Record Dates, all as provided in the Indenture. For this Note to be repaid at the option of the Holder, the Paying Agent must receive at least 30 days but not more than 60 days prior to the Repayment Date on which this Note is to be repaid, (a) appropriate wire transfer instructions and (b) either (i) this Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of this Note, the principal amount of this Note, the portion of principal amount of this Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the duly completed form entitled "Option to Elect Repayment" on this Note, shall be received by the Paying Agent not later than the fifth

Business Day after the date of such telegram, telex, facsimile transmission or letter, provided, however, that such Note and form duly completed is received by the Paying Agent by such fifth Business Day. Exercise of the repayment option by the Holder shall be irrevocable. The repayment option with respect to this Note may be exercised by the Holder for less than the entire principal amount hereof, provided that the principal amount, if any, of this Note that remains outstanding after such repayment must be an authorized denomination as defined herein. The Company shall not be required to register the transfer or exchange of any Note following the receipt of a notice to repay a Note as described above. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repayment shall be determined by the Trustee, whose determination shall be final, binding and non-appealable.

            In the event of redemption or repayment of this Note in part only, a new Note or Securities of this series and of like tenor and for a principal amount equal to the unredeemed or unrepaid portion shall be delivered to the registered Holder upon the cancellation hereof.

            If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all of the principal amount of this Note is payable prior to the Stated Maturity Date in accordance with a schedule or by application of a formula.

INTEREST

            This Note shall accrue interest from its date of original issuance until its stated maturity or earlier redemption or repayment according to the index or formula specified above. Interest payments on this Note shall include the amount of interest accrued from and including the last interest payment date to which interest has been paid, or from and including the date of original issuance if no interest has been paid with respect to this Note, to, but excluding, the applicable interest payment date, stated maturity date or date of earlier redemption or repayment, as the case may be.

            Interest on this Note shall be payable beginning on the first interest payment date after its date of original issuance to holders of record on the corresponding Regular Record Date.

PAYMENT OF INTEREST

      Unless otherwise specified above, interest on this Note shall be paid as follows:

  INTEREST PAYMENT FREQUENCY                            INTEREST PAYMENT DATES
Monthly..........................          Fifteenth day of each calendar month, beginning in
                                           the first calendar month following the month this
                                           Note was issued.

Quarterly........................          Fifteenth day of every third month, beginning in the
                                           third calendar month following the month this Note
                                           was issued.

Semi-annually....................          Fifteenth day of every sixth month, beginning in the
                                           sixth calendar month following the month this Note
                                           was issued.

Annually.........................          Fifteenth day of every twelfth month, beginning in
                                           the twelfth calendar month following the month this
                                           Note was issued.

            Unless otherwise specified above, the Regular Record Date for any interest payment date shall be the first day of the calendar month in which the interest payment date occurs, except that the Regular Record Date for interest due on this Note's stated maturity date or date of earlier redemption or repayment shall be that particular date. If any interest payment date other than the maturity date falls on a day that is not a Business Day, such interest payment date shall be postponed to the following Business Day, except that, if this is a LIBOR Note or a floating rate Note for which LIBOR is an applicable base rate, if that Business Day falls in the next succeeding calendar month, the interest payment date shall be the immediately preceding Business Day. If the maturity date falls on a day that is not a Business Day, the related payment of principal, premium, if any, and interest shall be made on the next Business Day as if it were made on the date that payment was due, and no interest shall accrue for the period from that maturity date to the date of payment.

            Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

            As used herein, "Business Day" means any day that is (a) neither a Saturday or Sunday, nor a legal holiday nor a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close, and (b) if this is a Note for which LIBOR is an applicable Base Rate, a London Business Day. "London Business Day" means a day on which commercial banks are open for business, including for dealings in U.S. dollars, in London.

      Interest on this Note shall be determined by reference to one or more base rates, which shall include:

      -     the CD rate,

      -     the commercial paper rate,

      -     the CMT rate,

      -     LIBOR,

      -     the prime rate,

      -     the treasury rate,

      -     the federal funds rate or

      -     any other domestic or foreign interest rate described above.

The related base rate shall be based upon the index maturity, as defined below under "General Features," if applicable, and adjusted by a spread and/or spread multiplier, if any, as specified above. In addition, this Note may bear interest that is calculated by reference to two or more base rates determined in the same manner as the base rates are determined. This Note specifies the base rate or rates applicable to it.

General Features

            Base Rates, Spreads and Spread Multipliers. The interest rate on this Note shall be calculated by reference to one or more specified base rates, in either case plus or minus any applicable spread, and/or multiplied by any applicable spread multiplier. The "index maturity" is the period to maturity of the instrument or obligation from which the base rate or rates are calculated, if applicable, as specified above. The "spread" is the number of basis points to be added to or subtracted from the base rate or rates applicable to this Note, and the "spread multiplier" is the percentage of the base rate or rates applicable to this Note by which the base rate or rates are multiplied to determine the applicable interest rates on this Note, as specified in this Note.

            Reset of Rates. The interest rate on this Note shall be reset daily, weekly, monthly, quarterly, semiannually, annually or otherwise, as specified above. Unless otherwise specified above, the dates on which such an interest rate shall be reset shall be, if this Note resets

      -     daily, each Business Day;

      - weekly, the Wednesday of each week, unless this note is a treasury rate Note, in which case such rate shall be reset on the Tuesday of each week;

      -     monthly, the third Wednesday of each month;

      - quarterly, the third Wednesday of March, June, September and December of each year;

      - semi-annually, the third Wednesday of the two months of each year as specified above; and

      - annually, the third Wednesday of the month of each year as specified above.

If any interest reset date for this is not a Business Day, it shall be postponed to the next succeeding Business Day, except that, if this Note is a LIBOR Note, or a floating rate Note for which LIBOR is an applicable base rate, if that Business Day is in the next succeeding calendar month, that interest reset date shall be the immediately preceding Business Day.

                Maximum and Minimum Rates. This Note may also have either or both of the following:

      - a maximum limit, or ceiling, called the "maximum interest rate," on the yearly interest rate in effect with respect to this Note from time to time and

      - a minimum limit, or floor, called the "minimum interest rate,"on the yearly interest rate in effect with respect to this Note from time to time.

In addition to any maximum interest rate which may apply to this Note, the interest rate shall in no event be higher than the maximum rate permitted by New York law, as the same may be modified by federal law of general application.

                Determination of Reset Interest Rates. The interest rate applicable to each interest reset period commencing on the respective interest reset date shall be the rate determined as of the applicable interest determination date defined below on or prior to the calculation date, as defined below under "Calculation Agent."

                Unless otherwise specified above, the "interest determination date" with respect to an interest reset date for

      - CD rate Notes, commercial paper rate Notes, CMT rate Notes, prime rate Notes and federal funds rate Notes shall be the second Business Day before the interest reset date,

      - LIBOR Notes shall be the second London Business Day before the interest reset date and

      - treasury rate Notes shall be the day of the week in which that interest reset date falls on which treasury bills (as defined below under "Treasury Rate") are normally auctioned.

            If as a result of a legal holiday a treasury bill auction is held on the Friday of the week preceding an interest reset date, the related interest determination date shall be the preceding Friday. If the interest rate of this
Note is determined with reference to two or more base rates, the interest determination date shall be the first Business Day which is at least two Business Days prior to the interest reset date on which each base rate is determined. Each base rate shall be determined on that date and the applicable interest rate shall take effect on the related interest reset date.

            The interest rate in effect with respect to this Note on each day that is not an interest reset date shall be the interest rate determined as of the interest determination date for the immediately preceding interest reset date. The interest rate in effect on any day that is an interest reset date shall be the interest rate determined as of the interest determination date for that interest reset date, subject in each case to any applicable law and maximum or minimum interest rate limitations. However, the interest rate in effect with respect to this Note for the period from its original issue date to the first interest reset date (the "initial interest rate") shall be determined as specified above.

            Accrued Interest. Accrued interest for any interest period shall be calculated by multiplying the principal amount of this Note by an accrued interest factor. That accrued interest factor shall be computed by adding the interest factor calculated for each day in the applicable interest period. The interest factor for each day shall be computed by dividing the interest rate applicable to that day by 360, or, if this Note is a CMT rate Note, treasury rate Note or a floating rate Note for which the CMT rate or the treasury rate is an applicable base rate, by the actual number of days in the year.

            Calculation Agent. Unless otherwise specified above, the Trustee shall be the Calculation Agent and shall calculate the interest rate applicable to this Note on or before any calculation date. Upon the request of the holder of this Note, the Calculation Agent shall provide the interest rate then in effect and, if determined, the interest rate as determined for the then most recent interest reset date with respect to this Note. Unless otherwise specified above, the "calculation date" pertaining to any interest determination date shall be the earlier of

      - the tenth calendar day after that interest determination date or, if that day is not a Business Day, the next succeeding Business Day, or

      - the Business Day immediately preceding the applicable interest payment date or maturity date, as the case may be.

            All percentages resulting from any calculation on floating rate Notes shall be rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from that calculation on floating rate Notes shall be rounded to the nearest cent, with one-half cent being rounded upward.

            The initial interest rate in effect with respect to this Note from and including the original issue date to but excluding the first interest reset date is specified above. The interest rate for each subsequent interest reset date shall be determined by the Calculation Agent as set forth below, plus or minus any spread and/or multiplied by any spread multiplier, and subject to any maximum interest rate and/or minimum interest rate, as specified above.

CD Rate

            Unless otherwise specified above, if this is a CD rate Note or a floating rate Note for which the CD rate is an applicable base rate, "CD rate" means, with respect to any interest determination date (a "CD rate interest determination date") the rate on that date for negotiable U.S. dollar certificates of deposit having the index maturity specified above as published in H.15(519), as defined below, under the heading "CDs (Secondary Market)." If the CD rate cannot be determined in this manner, the following procedures shall apply.

   - If the rate described above is not published by 3:00 p.m., New York City time, on the relevant calculation date, then the CD rate shall be the rate on that CD rate interest determination date for negotiable U.S. dollar certificates of deposit having the specified index maturity as published in H.15 Daily Update, as defined below, or other recognized electronic sources used for the purpose of displaying the applicable rate, under the caption "CDs (Secondary Market)."

   - If by 3:00 p.m., New York City time, on the applicable calculation date, that rate is not published in either H.15(519), H.15 Daily Update or another recognized electronic source, the CD rate for that CD rate interest determination date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on that CD rate interest determination date, of three leading non-bank dealers in negotiable U.S. dollar certificates of deposit in The City of New York, selected by the Calculation Agent, after consultation with the Company, for negotiable U.S. dollar certificates of deposit of major U.S. money market banks for negotiable certificates of deposit with a remaining maturity closest to the index maturity specified above in an amount that is representative for a single transaction in that market at that time.

   - If the dealers selected as described above by the Calculation Agent are not quoting rates as set forth above, the CD rate for that CD interest rate determination date shall be the CD rate in effect for the immediately preceding interest reset period, or if there was no interest reset period, then the rate of interest payable shall be the initial interest rate.

            "H.15(519)" means the weekly statistical release designated "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System.

            "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication.

Commercial Paper Rate

            Unless otherwise specified above, if this is a commercial paper rate Note or a floating rate Note for which the commercial paper rate is an applicable base rate, "commercial paper rate" means, for any interest determination date (a "commercial paper rate interest determination date") the money market yield on that date of the rate for commercial paper having the index maturity specified above as published in H.15(519) under the caption "Commercial Paper -- Nonfinancial." If the commercial paper rate cannot be determined as described above, the following procedures shall apply.

   - If the rate described above is not published by 3:00 p.m., New York City time, on the relevant calculation date, then the commercial paper rate shall be the money market yield of the rate on that commercial paper rate interest determination date for commercial paper of the specified index maturity as published in H.15 Daily Update, or in another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Commercial Paper -- Nonfinancial."

   - If by 3:00 p.m., New York City time, on the calculation date, the rate described is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source, the commercial paper rate for the applicable commercial paper rate interest determination date shall be calculated by the Calculation Agent and shall be the money market yield of the arithmetic mean of the offered rates (quoted on a bank discount basis), as of 11:00 a.m., New York City time, on that commercial paper rate interest determination date, of three leading dealers of United States dollar commercial paper in The City of New York, selected by the Calculation Agent, after consultation with the Company, for commercial paper of the index maturity specified above placed for a non-financial issuer whose bond rating is "Aa," or the equivalent, from a nationally recognized statistical rating agency.

   - If the dealers selected as described above by the Calculation Agent are not quoting as set forth above, the commercial paper rate with respect to that commercial paper rate interest determination date shall be the commercial paper rate in effect for the immediately preceding interest reset period, or if there was no interest reset period, the rate of interest payable shall be the initial interest rate.

            "Money market yield" means the yield, expressed as a percentage, calculated in accordance with the following formula:

            Money Market Yield =      D x 360     x 100
                                   -------------
                                   360 - (D x M)

where "D" is the annual rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" is the actual number of days in the applicable interest period.

CMT Rate

            Unless otherwise specified above, if this is a CMT rate Note or a floating rate Note for which the CMT rate is an applicable base rate, "CMT rate" means, for any interest determination date (a "CMT rate interest determination date") the following rate displayed on the designated CMT Telerate page, as defined below, under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays approximately 3:45 PM.," under the column for the designated CMT maturity index:

   - if the designated CMT Telerate page is 7051, the rate for the relevant interest determination date; or

   - if the designated CMT Telerate page is 7052, the weekly or monthly average, as specified above, for the week or the month, as applicable, ended immediately preceding the week or month, as applicable, in which the related CMT rate interest determination date falls.

    If the CMT rate cannot be determined in this manner, the following procedures shall apply.

   - If the applicable rate described above is no longer displayed on the relevant page, or is not displayed by 3:00 p.m., New York City time, on the related calculation date, then the CMT rate for that CMT rate interest determination date shall be the treasury constant maturity rate for the designated CMT maturity index as published in H.15(519).

   - If the rate described in the prior paragraph is no longer published, or is not published by 3:00 p.m., New York City time, on the related calculation date, then the CMT rate for that CMT rate interest determination date shall be the treasury constant maturity rate for the designated CMT maturity index, or other treasury rate for the designated CMT maturity index, for the CMT rate interest determination date with respect to that interest reset date that is:

         - published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury; and

         - determined by the Calculation Agent to be comparable to the rate formerly displayed on the designated CMT Telerate page and published in H.15(519).

   - If the rate described in the prior paragraph is not provided by 3:00 p.m., New York City time, on the related calculation date, then the CMT rate for the CMT rate interest determination date shall be calculated by the Calculation Agent and shall be a yield to maturity, based on the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on the CMT rate interest determination date reported, according to their written records, by three leading primary United States government securities dealers in The City of New York ("reference dealers") selected by the Calculation Agent (from five such reference dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("treasury Notes") with an original maturity of approximately the designated CMT maturity index and a remaining term to maturity of not less than such designated CMT maturity index minus one year.

   - If the Calculation Agent is unable to obtain three treasury note quotations as described above, the CMT rate for that CMT rate interest determination date shall be calculated by the Calculation Agent and shall be a yield to maturity based on the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on the CMT rate interest determination date of three reference dealers in The City of New York (from five such reference dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for treasury notes with an original maturity of the number of years that is the next highest to the designated CMT maturity index and a remaining term to maturity closest to the designated CMT maturity index and in an amount of at least $100 million.

   - If three or four, and not five, of such reference dealers are quoting as set forth above, then the CMT rate shall be based on the arithmetic mean of the bid rates obtained and neither the highest nor lowest of such quotes shall be eliminated. However, if fewer than three reference dealers selected by the Calculation Agent are quoting as set forth above, the CMT rate with respect to that CMT rate interest determination date shall be the CMT rate for the immediately preceding interest reset period, or if there was no interest reset period, the rate of interest payable shall be the initial interest rate. If two treasury notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the designated CMT maturity index, then the quotes for the treasury note with the shorter remaining term to maturity shall be used.

            "Designated CMT maturity index" means the original period to maturity of the U.S. treasury securities (1, 2, 3, 5, 7, 10, 20 or 30 years) specified above with respect to which the CMT rate shall be calculated.

            "Designated CMT Telerate page" means the display on MoneyLine Telerate, Inc., or any successor service, on the page specified above, or any successor page on that service, for the purpose of displaying treasury constant maturities as reported in H.15(519), or, if no such page is specified above, MoneyLine Telerate page 7052.

LIBOR

            Unless otherwise specified above, "LIBOR" means the rate determined by the Calculation Agent in accordance with the following provisions:

   - For an interest determination date (a "LIBOR interest determination date") LIBOR shall be either:

      - if "LIBOR Reuters" is specified above, the arithmetic mean of the offered rates in U.S. dollars, unless the Designated LIBOR page, as defined below, by its terms provides only for a single rate, in which case that single rate shall be used, for deposits in U.S. dollars having the index maturity specified above, commencing on the applicable interest reset date, that appear, or, if only a single rate is required as aforesaid, appears, on the designated LIBOR page as of 11:00 a.m., London time, on that LIBOR interest determination date, or

      - if "LIBOR Telerate" is specified above or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified above as the method for calculating LIBOR, the rate for deposits in U.S. dollars having the index maturity specified above commencing on that interest reset date, that appears on the Designated LIBOR page as of 11:00 a.m., London time, on that LIBOR interest determination date. If fewer than two offered rates appear, or no rate appears, as applicable, LIBOR in respect of that LIBOR interest determination date shall be determined as if the parties had specified the rate described in the following paragraph.

   - For a LIBOR interest determination date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the designated LIBOR page as specified in the paragraph above, the Calculation Agent shall request the principal London offices of each of four major reference banks, in the London interbank market, as selected by the Calculation Agent, after consultation with the Company, to provide its offered quotation for deposits in U.S. dollars for the period of the index maturity specified above, commencing on the applicable interest reset date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that LIBOR interest determination date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time.

   - If the reference banks provide at least two such quotations, then LIBOR for that LIBOR interest determination date shall be the arithmetic mean of such quotations. If fewer than two quotations are provided, then LIBOR for that LIBOR interest determination date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in The City of New York on that LIBOR interest determination date by three major banks, in The City of New York, after consultation with the Company, for loans in U.S. dollars to leading European banks, having the index maturity specified above and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time.

   - If the banks selected by the Calculation Agent are not quoting as set forth above, LIBOR with respect to that LIBOR interest determination date shall be LIBOR for the immediately preceding interest reset period, or if there was no interest reset period, the rate of interest payable shall be the initial interest rate.

   "Designated LIBOR page" means

   - if "LIBOR Reuters" is specified above, the display on the Reuters Monitor Money Rates Service, or any successor service, on the page specified above, or any successor page on that service, for the purpose of displaying the London interbank rates of major banks for U.S. dollars, or

   - if "LIBOR Telerate" is specified above or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the method for calculating LIBOR, the display on MoneyLine Telerate, Inc., or any successor service, for the purpose of displaying the London interbank rates of major banks for U.S. dollars.

Prime Rate

            Unless otherwise specified above, if this is a prime rate Note or a floating rate Note for which the prime rate is an applicable base rate, "prime rate" means with respect to any interest determination date (a "prime rate interest determination date") the rate set forth on such date in H.15(519) under the caption "Bank Prime Loan." If the prime rate cannot be determined as described above, the following procedures shall apply.

   - If the rate described above is not published by 3:00 p.m., New York City time, on the related calculation date, then the rate on such prime rate interest determination date as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying that rate, under the caption "Bank Prime Loan" shall be the prime rate.

   - If the rate described above is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related calculation date, then the prime rate shall be determined by the Calculation Agent and shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 page, as defined below, as that bank's prime rate or base lending rate as of 11:00 a.m., New York City time, on that prime rate interest determination date.

   - If fewer than four of these rates appear on the Reuters Screen US PRIME 1 page for that prime rate interest determination date, then the prime rate shall be determined by the Calculation Agent and shall be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that prime rate interest determination date by three major banks in New York City selected by the Calculation Agent, after consultation with the Company.

   - If the banks selected by the Calculation Agent are not quoting as set forth above, the prime rate with respect to that prime rate interest determination date shall remain the prime rate for the immediately preceding interest reset period, or if there was no interest reset period, the rate of interest payable shall be the initial interest rate.

            "Reuters Screen US PRIME 1 page" means the display on the Reuters Monitor Money Rates Service, or any successor service, on the "US PRIME 1" page, or such other page as may replace the US PRIME 1 page on that service, for the purpose of displaying prime rates or base lending rates of major United States banks.

Treasury Rate

   Unless otherwise specified above, if this is a treasury rate Note or a floating rate Note for which the treasury rate is an applicable base rate, "treasury rate" means, with respect to any interest determination date (a "treasury rate interest determination date") the rate from the auction held on such treasury rate interest determination date of direct obligations of the United States, or "treasury bills," having the index maturity specified above under the caption "INVESTMENT RATE" on the display on MoneyLine Telerate, Inc. or any successor service, on page 56, or any other page as may replace that page on that service ("Telerate page 56") or page 57, or any other page as may replace that page on that service ("Telerate page 57"). If the treasury rate cannot be determined in this manner, the following procedures shall apply.

   - If the rate described above is not so published by 3:00 p.m., New York City time, on the related calculation date, the bond equivalent yield of the rate for those treasury bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying that rate, under the caption "U.S.

      Government Securities/Treasury Bills/Auction High," shall be the treasury rate.

   - If the rate described in the prior paragraph is not so published by 3:00 p.m., New York City time, on the related calculation date, the bond equivalent yield, as defined below, of the auction rate of such treasury bills as announced by the United States Department of the Treasury shall be the treasury rate.

   - If the auction rate described in the prior paragraph is not so announced by the United States Department of the Treasury, or if no such auction is held, then the treasury rate shall be the bond equivalent yield of the rate on that treasury rate interest determination date of treasury bills having the index maturity specified above as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market" or, if not yet published by 3:00 p.m., New York City time, on the related calculation date, the rate on that treasury rate interest determination date of those treasury bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying that rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market."

   - If the rate described in the prior paragraph is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source, then the treasury rate shall be calculated by the Calculation Agent and shall be the bond equivalent yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on that treasury rate interest determination date, of three leading primary United States government securities dealers, selected by the Calculation Agent, after consultation with the Company, for the issue of treasury bills with a remaining maturity closest to the index maturity specified above.

   - If the dealers selected as described above by the Calculation Agent are not quoting as set forth above, the treasury rate with respect to that treasury rate interest determination date shall be the treasury rate for the immediately preceding interest reset period, or if there was no interest reset period, the rate of interest payable shall be the initial interest rate.

            "Bond equivalent yield" means a yield, expressed as a percentage, calculated in accordance with the following formula:

            Bond equivalent yield =       D x N      x 100
                                      -------------
                                      360 - (D x M)

where "D" is the applicable per annum rate for treasury bills quoted on a bank discount basis, "N" refers to 365 or 366, as the case may be, and "M" is the actual number of days in the applicable interest reset period.

Federal Funds Rate

            Unless otherwise specified above, if this Note is a federal funds rate Note or a floating rate Note for which the federal funds rate is an applicable base rate, "federal funds rate" means with respect to any interest determination date (a "federal funds rate interest determination date") the rate with respect to that date for United States dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" as that rate is displayed on MoneyLine Telerate, Inc., or any successor service, on page 120, or any other page as may replace that page on that service ("Telerate page 120"). If the federal funds rate cannot be determined in this manner, the following procedures shall apply.

   - If the rate described above does not appear on Telerate page 120 by 3:00 p.m., New York City time, on the related calculation date, then the federal funds rate shall be the rate with respect to that federal funds rate interest determination date for United States dollar federal funds as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying that rate, under the caption "Federal Funds (Effective)."

   - If the rate described above does not appear on Telerate page 120 or is not yet published in H.15(519), H.15 Daily Update or another electronic source by 3:00 p.m., New York City time, on the related calculation date, then the federal funds rate with respect to that federal funds rate interest determination date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York selected by the Calculation Agent, after consultation with the Company, prior to 9:00 a.m., New York City time, on the Business Day following that federal funds rate interest determination date.

   - If the brokers selected as described above by the Calculation Agent are not quoting as set forth above, the federal funds rate with respect to that federal funds rate interest determination date shall be the federal funds rate for the immediately preceding interest reset period, or if there was no interest reset period, the rate of interest payable shall be the initial interest rate.

OTHER MATTERS

            The Company at its option, subject to the terms and conditions provided in the Indenture, (a) shall be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture after the Company deposits with the Trustee (or, in certain circumstances, 91 days after the Company deposits with the Trustee), pursuant to an escrow trust agreement, money or U.S. Government Obligations, or a combination of money and U.S. Government Obligations, which through the payment of interest thereon and principal thereof in accordance with their terms shall provide money in an amount sufficient to pay all the principal of, and interest on, the Notes on the dates such payments are due in the currency, currencies or currency unit or units, in which such Notes are payable and in accordance with the terms of the Securities.

            If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (acting as one class). The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (acting as one class), on behalf of the Holders of all Securities of each such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture also provides that, regarding the Securities of any series, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series may waive certain past defaults and their consequences on behalf of the Holders of all Securities of such series. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series shall have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as Trustee, the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or interest on this Note on or after the respective due dates expressed herein.

            No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency as may be designated by the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor and terms, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

            The Notes of this series are issuable only in registered form, without coupons, in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor and terms of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

            All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common           UNIF GIFT MIN Act ____Custodian____
TEN ENT  - as tenants by the entireties                    (cust)       (Minor)
JT TEN   - as joint tenants with right             Under Uniform Gifts to
           of survivorship and not as              Minors Act__________________
           tenants in common                                     (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assigns and transfer(s) unto

Please insert social security
or other identifying number
of assignee

____________________________________

____________________________________________________________________________
PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____________________________________________________________________________
____________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing_____________________________________________________Attorney to
transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:___________________                   ____________________________________
                                                          Signature
                                                  (The signature to this
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of the within
                                                  instrument in every
                                                  particular, without alteration
                                                  or enlargement or any change
                                                  whatever.)

                            OPTION TO ELECT REPAYMENT

TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE AT THE OPTION OF THE HOLDER AND THE HOLDER ELECTS TO EXERCISE SUCH RIGHTS

            The undersigned hereby irrevocably requests and instructs the Company to repay the attached Note (or portion thereof specified below) pursuant to its terms at a price equal to 100% of the principal amount thereof together in the case of any such repayment with interest to the repayment date, to the undersigned at ___________________________________________________.

            For the Note to be repaid at the option of the Holder, the Paying Agent must receive at its corporate trust office, at least 30 days but not more than 60 days prior to the repayment date on which the Note is to be repaid, (i) the Note together with this "Option to Elect Repayment" form duly completed or
(ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of the Note, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note, together with this duly completed form entitled "Option to Elect Repayment" on the reverse of the Note, shall be received by the Paying Agent not later than the third Business Day after the date of such telegram, telex, facsimile transmission or letter, provided, however, that such telegram, telex, facsimile transmission or letter shall be effective only if the Note with such form duly completed are received by the paying agent by such third Business Day.

            If less than the entire principal amount of the attached Note is to be repaid, specify the portion thereof which the Holder elects to have repaid:
____________________; and specify the denomination or denominations (which shall be an Authorized Denomination) of the Note or Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any specification, one such Note shall be issued for the portion not being repaid):
______________________.

Dated:_______________________               ______________________________
                                                  NOTICE: The signature to this
                                                  Option to Elect Repayment must
                                                  correspond with the name as
                                                  written upon the face of the
                                                  within instrument in every
                                                  particular, without alteration
                                                  or enlargement or any change
                                                  whatsoever.